Exhibit 99.2

Second Quarter
Financial Supplement
June 30, 2021
2

METLIFE TABLE OF CONTENTS

GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS	2

CORPORATE OVERVIEW	3

KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS	5

EXPENSE DETAIL AND RATIOS	7

CONSOLIDATED BALANCE SHEETS	8

SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	9

ADJUSTED RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY	10

U.S.
Statements of Adjusted Earnings Available to Common Shareholders	11
Group Benefits - Statements of Adjusted Earnings Available to Common Shareholders	12
Retirement and Income Solutions - Statements of Adjusted Earnings Available to Common Shareholders	13
Group Benefits - Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	14
Group Benefits - Other Expenses by Major Category; and Other Statistical Information	15
Retirement and Income Solutions - Future Policy Benefits and Policyholder Account Balances; Separate Account Liabilities; Synthetic GICs; and Longevity Reinsurance	16
Retirement and Income Solutions - Other Expenses by Major Category; and Spread	17

ASIA
Statements of Adjusted Earnings Available to Common Shareholders	18
Adjusted Premiums, Fees and Other Revenues; Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	19
General Account Assets Under Management and Related Measures	20

LATIN AMERICA
Statements of Adjusted Earnings Available to Common Shareholders	21
Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	22

EMEA
Statements of Adjusted Earnings Available to Common Shareholders	23
Other Expenses by Major Category; and Other Statistical Information	24

METLIFE HOLDINGS
Statements of Adjusted Earnings Available to Common Shareholders	25
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	26
Other Expenses by Major Category; and Other Statistical Information	27

CORPORATE & OTHER
Statements of Adjusted Earnings Available to Common Shareholders; and Adjusted Earnings Available to Common Shareholders by Source	28

INVESTMENTS
Investment Portfolio Results by Asset Category and Annualized Yields	29
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution; and Gross Unrealized Gains and Losses: Fixed Maturity Securities Available-for-Sale	30
Summary of Mortgage Loans; and Summary of Commercial Mortgage Loans by Region and Property Type	31
Footnotes	32

APPENDIX
Reconciliation Detail	A-1
Notable Items	A-2
Equity Details, Book Value Details and Return on Equity	A-3
Adjusted Premiums, Fees and Other Revenues, Other Expenses and Adjusted Earnings Available to Common Shareholders - Constant Currency Basis	A-4
Non-GAAP and Other Financial Disclosures	A-5
Acronyms	A-8

METLIFE
As used in this QFS, “MetLife," “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of our business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.
GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	June 30, 2021

Revenues
Premiums	$8,736	$9,935	$13,897	$10,327	$9,132	$18,202	$19,459
Universal life and investment-type product policy fees	1,299	1,497	1,376	1,391	1,422	2,730	2,813
Net investment income	4,087	4,729	5,240	5,314	5,280	7,148	10,594
Other revenues	456	455	499	631	664	895	1,295
Net investment gains (losses)	231	(20)	(33)	134	1,605	(57)	1,739
Net derivative gains (losses)	(710)	(581)	(1,561)	(2,235)	421	3,491	(1,814)
Total revenues	14,099	16,015	19,418	15,562	18,524	32,409	34,086

Expenses
Policyholder benefits and claims	8,667	10,000	13,772	10,523	9,405	17,689	19,928
Interest credited to policyholder account balances	1,962	1,416	1,756	1,351	1,515	2,042	2,866
Policyholder dividends	290	206	302	247	236	582	483
Capitalization of DAC	(671)	(764)	(804)	(775)	(642)	(1,445)	(1,417)
Amortization of DAC and VOBA	560	1,066	746	590	537	1,348	1,127
Amortization of negative VOBA	(10)	(15)	(10)	(9)	(10)	(20)	(19)
Interest expense on debt	232	229	230	228	228	454	456
Other expenses	2,872	2,954	3,262	3,116	2,768	5,919	5,884
Total expenses	13,902	15,092	19,254	15,271	14,037	26,569	29,308
Income (loss) before provision for income tax	197	923	164	291	4,487	5,840	4,778
Provision for income tax expense (benefit)	47	214	6	(72)	1,075	1,289	1,003
Net income (loss)	150	709	158	363	3,412	4,551	3,775
Less: Net income (loss) attributable to noncontrolling interests	5	3	—	5	5	8	10
Net income (loss) attributable to MetLife, Inc.	145	706	158	358	3,407	4,543	3,765
Less: Preferred stock dividends	77	59	34	68	35	109	103
Preferred stock redemption premium	—	14	—	—	6	—	6
Net income (loss) available to MetLife, Inc.'s common shareholders	$68	$633	$124	$290	$3,366	$4,434	$3,656

Premiums, fees and other revenues	$10,491	$11,887	$15,772	$12,349	$11,218	$21,827	$23,567

METLIFE CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021

Net income (loss) available to MetLife, Inc.'s common shareholders	$68	$633	$124	$290	$3,366
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	231	(20)	(33)	134	1,605
Less: Net derivative gains (losses)	(710)	(581)	(1,561)	(2,235)	421
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss) (1)	(357)	(522)	(575)	(174)	(247)
Less: Provision for income tax (expense) benefit	151	195	455	605	(491)
Add: Net income (loss) attributable to noncontrolling interests	5	3	—	5	5
Add: Preferred stock redemption premium	—	14	—	—	6
Adjusted earnings available to common shareholders	758	1,578	1,838	1,965	2,089
Less: Total notable items (2)	—	(203)	—	—	66
Adjusted earnings available to common shareholders, excluding total notable items (2)	$758	$1,781	$1,838	$1,965	$2,023

Net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share	$0.07	$0.69	$0.14	$0.33	$3.83
Less: Net investment gains (losses)	0.25	(0.02)	(0.04)	0.15	1.82
Less: Net derivative gains (losses)	(0.78)	(0.64)	(1.72)	(2.51)	0.48
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss)	(0.39)	(0.57)	(0.63)	(0.19)	(0.27)
Less: Provision for income tax (expense) benefit	0.17	0.21	0.50	0.69	(0.55)
Add: Net income (loss) attributable to noncontrolling interests	0.01	—	—	0.01	0.01
Add: Preferred stock redemption premium	—	0.02	—	—	0.01
Adjusted earnings available to common shareholders per diluted common share	0.83	1.73	2.03	2.20	2.37
Less: Total notable items per diluted common share (2)	—	(0.22)	—	—	0.08
Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share (2), (3)	$0.83	$1.95	$2.03	$2.20	$2.30

	For the Three Months Ended
Unaudited (In millions, except per share data)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021

Notable items impacting adjusted earnings available to common shareholders (2):
Actuarial assumption review and other insurance adjustments	$—	$(203)	$—	$—	$—
Litigation reserves and settlement costs	—	—	—	—	66
Total notable items	$—	$(203)	$—	$—	$66

Notable items impacting adjusted earnings available to common shareholders per diluted common share (2):
Actuarial assumption review and other insurance adjustments	$—	$(0.22)	$—	$—	$—
Litigation reserves and settlement costs	$—	$—	$—	$—	$0.08
Total notable items	$—	$(0.22)	$—	$—	$0.08

	For the Three Months Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021
Weighted average common shares outstanding - diluted	913.1	913.7	906.0	892.1	879.7

(1)See Page A-1 for further detail.

(2)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders and adjusted earnings available to common shareholders per diluted common share. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. See Page A-2 for further detail.

(3)Calculated on a standalone basis and may not equal (i) adjusted earnings available to common shareholders per diluted common share, less (ii) total notable items per diluted common share.

METLIFE CORPORATE OVERVIEW (CONTINUED)

Unaudited	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021

Book value per common share (1)	$78.65	$76.20	$78.67	$70.08	$75.86
Book value per common share, excluding AOCI other than FCTA (1)	$52.27	$53.10	$54.18	$53.16	$56.38
Book value per common share - tangible common stockholders' equity (1)	$42.16	$42.86	$41.94	$41.34	$44.56

	For the Three Months Ended
Unaudited	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021
Return on MetLife, Inc.'s (2):
Common stockholders' equity	0.4%	3.6%	0.7%	1.8%	21.2%

Adjusted return on MetLife, Inc.'s (2):
Common stockholders' equity	4.4%	9.0%	10.6%	11.9%	13.2%
Common stockholders' equity, excluding AOCI other than FCTA	6.4%	13.2%	15.2%	16.5%	17.5%
Common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (3)	6.4%	14.9%	15.2%	16.5%	17.0%
Tangible common stockholders' equity	8.0%	16.5%	19.4%	21.5%	22.6%

	For the Three Months Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021

Common shares outstanding, beginning of period	907.6	907.6	905.6	892.9	878.3
Share repurchases	—	(2.1)	(13.6)	(18.6)	(17.6)
Newly issued shares	—	0.1	0.9	4.0	0.4
Common shares outstanding, end of period	907.6	905.6	892.9	878.3	861.1

Weighted average common shares outstanding - basic	908.8	908.7	899.9	885.4	873.3
Dilutive effect of the exercise or issuance of stock-based awards	4.3	5.0	6.1	6.7	6.4
Weighted average common shares outstanding - diluted	913.1	913.7	906.0	892.1	879.7

MetLife Policyholder Trust Shares	138.4	137.3	136.0	134.4	132.4

(1) Calculated using common shares outstanding, end of period.
(2) Annualized using quarter-to-date results. See Page A-3 for further detail.

(3)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	June 30, 2021

Total revenues	$14,099	$16,015	$19,418	$15,562	$18,524	$32,409	$34,086
Less: Net investment gains (losses)	231	(20)	(33)	134	1,605	(57)	1,739
Less: Net derivative gains (losses)	(710)	(581)	(1,561)	(2,235)	421	3,491	(1,814)
Less: Adjustments related to net investment gains (losses) and net derivative gains (losses)	5	2	8	—	12	23	12
Less: Other adjustments to revenues:
GMIB fees	25	26	25	25	24	51	49
Investment hedge adjustments	(188)	(229)	(260)	(220)	(212)	(326)	(432)
Operating joint venture adjustments	—	—	1	—	—	—	—
Unit-linked contract income	818	262	628	207	378	(322)	585
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(1)	—	(6)	(3)	(3)	(5)	(6)
Settlement of foreign currency earnings hedges	—	—	—	—	—	—	—
TSA fees	39	39	39	35	60	81	95
Divested businesses	35	8	2	912	—	91	912
Total adjusted revenues	$13,845	$16,508	$20,575	$16,707	$16,239	$29,382	$32,946

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	June 30, 2021

Net investment income	$4,087	$4,729	$5,240	$5,314	$5,280	$7,148	$10,594
Less: Adjustments to net investment income:
Investment hedge adjustments	(188)	(229)	(260)	(220)	(212)	(326)	(432)
Operating joint venture adjustments	—	—	1	—	—	—	—
Unit-linked contract income	818	262	628	207	378	(322)	585
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(1)	—	(6)	(3)	(3)	(5)	(6)
Divested businesses	14	8	2	36	—	36	36
Adjusted net investment income	$3,444	$4,688	$4,875	$5,294	$5,117	$7,765	$10,411

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	June 30, 2021

Variable investment income (Included in net investment income above)	$(555)	$652	$778	$1,390	$1,202	$(204)	$2,592

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	June 30, 2021

Premiums, fees and other revenues	$10,491	$11,887	$15,772	$12,349	$11,218	$21,827	$23,567
Less: Adjustments to premiums, fees and other revenues:
Unearned revenue adjustments	5	2	8	—	12	23	12
GMIB fees	25	26	25	25	24	51	49
Settlement of foreign currency earnings hedges	—	—	—	—	—	—	—
TSA fees	39	39	39	35	60	81	95
Divested businesses	21	—	—	876	—	55	876
Adjusted premiums, fees and other revenues	$10,401	$11,820	$15,700	$11,413	$11,122	$21,617	$22,535
Adjusted premiums, fees and other revenues, on a constant currency basis	$10,550	$11,879	$15,675	$11,374	$11,122

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS (CONTINUED)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	June 30, 2021

Total expenses	$13,902	$15,092	$19,254	$15,271	$14,037	$26,569	$29,308
Less: Adjustments related to net investment gains (losses) and net derivative gains (losses)	(6)	64	65	(3)	9	24	6
Less: Goodwill impairment	—	—	—	—	—	—	—
Less: Other adjustments to expenses:
PBC hedge adjustment	9	9	10	9	8	18	17
Inflation and pass-through adjustments	106	(37)	53	(78)	(18)	154	(96)
GMIB costs and amortization of DAC and VOBA related to GMIB fees and GMIB costs	85	238	169	115	58	(43)	173
Market value adjustments and amortization of DAC, VOBA and negative VOBA related to market value adjustments	21	21	17	23	16	32	39
PAB hedge adjustments	(2)	(1)	(1)	—	(1)	(7)	(1)
Unit-linked contract costs	796	266	612	210	366	(342)	576
Securitization entities debt expense	—	—	—	—	—	—	—
Noncontrolling interests	(7)	(4)	(2)	(6)	(6)	(10)	(12)
Regulatory implementation costs	—	6	12	(3)	6	2	3
Acquisition, integration and other costs	—	7	29	4	4	6	8
TSA fees	39	39	39	35	60	81	95
Divested businesses	49	22	9	824	4	100	828
Total adjusted expenses	$12,812	$14,462	$18,242	$14,141	$13,531	$26,554	$27,672

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	June 30, 2021

Capitalization of DAC	$(671)	$(764)	$(804)	$(775)	$(642)	$(1,445)	$(1,417)
Less: Divested businesses	(2)	—	—	(89)	—	(5)	(89)
Adjusted capitalization of DAC	$(669)	$(764)	$(804)	$(686)	$(642)	$(1,440)	$(1,328)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	June 30, 2021

Other expenses	$2,872	$2,954	$3,262	$3,116	$2,768	$5,919	$5,884
Less: Noncontrolling interests	(7)	(4)	(2)	(6)	(6)	(10)	(12)
Less: Regulatory implementation costs	—	6	12	(3)	6	2	3
Less: Acquisition, integration and other costs	—	7	29	4	4	6	8
Less: TSA fees	39	39	39	35	60	81	95
Less: Divested businesses	23	7	9	232	4	42	236
Adjusted other expenses	$2,817	$2,899	$3,175	$2,854	$2,700	$5,798	$5,554
Adjusted other expenses on a constant currency basis	$2,869	$2,916	$3,157	$2,835	$2,700

METLIFE EXPENSE DETAIL AND RATIOS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	June 30, 2021
Other expenses	$2,872	$2,954	$3,262	$3,116	$2,768	$5,919	$5,884
Capitalization of DAC	(671)	(764)	(804)	(775)	(642)	(1,445)	(1,417)
Other expenses, net of capitalization of DAC	$2,201	$2,190	$2,458	$2,341	$2,126	$4,474	$4,467

Premiums, fees and other revenues	$10,491	$11,887	$15,772	$12,349	$11,218	$21,827	$23,567

Expense ratio	21.0%	18.4%	15.6%	19.0%	19.0%	20.5%	19.0%

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	June 30, 2021
Adjusted other expenses by major category
Direct expenses	$1,287	$1,288	$1,423	$1,259	$1,188	$2,631	$2,447
Pension, postretirement and postemployment benefit costs	37	37	52	25	43	76	68
Premium taxes, other taxes, and licenses & fees	176	194	201	149	169	369	318
Commissions and other variable expenses	1,317	1,380	1,499	1,421	1,300	2,722	2,721
Adjusted other expenses	2,817	2,899	3,175	2,854	2,700	5,798	5,554
Adjusted capitalization of DAC	(669)	(764)	(804)	(686)	(642)	(1,440)	(1,328)
Adjusted other expenses, net of adjusted capitalization of DAC	2,148	2,135	2,371	2,168	2,058	4,358	4,226
Less: Total notable items related to adjusted other expenses (1)	—	—	—	—	(84)	—	(84)
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,148	$2,135	$2,371	$2,168	$2,142	$4,358	$4,310

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	June 30, 2021
Employee related costs	$840	$865	$937	$897	$793	$1,706	$1,690
Third party staffing costs	300	306	357	302	333	643	635
General and administrative expenses	147	117	129	60	62	282	122
Direct expenses	1,287	1,288	1,423	1,259	1,188	2,631	2,447
Less: Total notable items related to direct expenses (1)	—	—	—	—	(84)	—	(84)
Direct expenses, excluding total notable items related to direct expenses (1)	$1,287	$1,288	$1,423	$1,259	$1,272	$2,631	$2,531

Adjusted other expenses, net of adjusted capitalization of DAC	$2,148	$2,135	$2,371	$2,168	$2,058	$4,358	$4,226
Less: Total notable items related to adjusted other expenses (1)	—	—	—	—	(84)	—	(84)
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,148	$2,135	$2,371	$2,168	$2,142	$4,358	$4,310

Adjusted premiums, fees and other revenues	$10,401	$11,820	$15,700	$11,413	$11,122	$21,617	$22,535
Less: PRT	(6)	487	4,163	—	(14)	(15)	(14)
Adjusted premiums, fees and other revenues, excluding PRT	$10,407	$11,333	$11,537	$11,413	$11,136	$21,632	$22,549

Direct expense ratio	12.4%	10.9%	9.1%	11.0%	10.7%	12.2%	10.9%
Direct expense ratio, excluding total notable items related to direct expenses and PRT (1)	12.4%	11.4%	12.3%	11.0%	11.4%	12.2%	11.2%

Adjusted expense ratio	20.7%	18.1%	15.1%	19.0%	18.5%	20.2%	18.8%
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT (1)	20.6%	18.8%	20.6%	19.0%	19.2%	20.1%	19.1%

(1)Notable items are related to “litigation reserves and settlement costs.” Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

METLIFE CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$340,005	$353,809	$354,809	$332,941	$340,695
Equity securities, at estimated fair value	1,105	1,111	1,079	1,063	1,001
Contractholder-directed equity securities and fair value option securities, at estimated fair value	11,911	12,276	13,319	12,975	12,177
Mortgage loans	82,890	82,881	83,919	83,015	81,497
Policy loans	9,639	9,580	9,493	9,334	9,256
Real estate and real estate joint ventures	11,524	11,643	11,933	12,007	11,901
Other limited partnership interests	7,794	8,569	9,470	10,961	11,980
Short-term investments, principally at estimated fair value	5,345	3,832	3,904	4,781	3,759
Other invested assets	24,731	22,544	20,593	18,677	18,977
Total investments	494,944	506,245	508,519	485,754	491,243
Cash and cash equivalents, principally at estimated fair value	24,289	24,405	19,795	19,635	25,037
Accrued investment income	3,388	3,424	3,388	3,363	3,202
Premiums, reinsurance and other receivables	20,848	20,712	17,870	18,727	18,236
Deferred policy acquisition costs and value of business acquired	16,353	16,179	16,389	17,214	16,527
Current income tax recoverable	—	—	—	214	52
Goodwill	9,245	9,360	10,112	9,944	9,768
Assets held-for-sale	—	—	7,418	6,599	7,590
Other assets	11,173	10,471	11,685	12,164	11,651
Separate account assets	187,343	189,696	199,970	196,200	189,947
Total assets	$767,583	$780,492	$795,146	$769,814	$773,253

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$196,522	$203,929	$206,656	$197,755	$199,376
Policyholder account balances	198,147	201,072	205,176	205,186	204,948
Other policy-related balances	16,870	16,883	17,101	18,045	17,527
Policyholder dividends payable	670	595	587	562	572
Policyholder dividend obligation	2,798	2,944	2,969	1,546	2,115
Payables for collateral under securities loaned and other transactions	34,133	34,772	29,475	28,694	30,620
Short-term debt	303	351	393	302	393
Long-term debt	14,513	14,539	14,603	14,509	14,518
Collateral financing arrangement	968	924	845	833	818
Junior subordinated debt securities	3,151	3,152	3,153	3,153	3,154
Current income tax payable	928	638	129	—	—
Deferred income tax liability	11,334	10,839	11,008	8,570	9,748
Liabilities held-for-sale	—	—	4,650	3,865	6,844
Other liabilities	23,963	26,589	23,614	24,457	23,250
Separate account liabilities	187,343	189,696	199,970	196,200	189,947
Total liabilities	691,643	706,923	720,329	703,677	703,830

Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	33,728	33,744	33,812	33,910	33,440
Retained earnings	36,568	36,782	36,491	36,373	39,318
Treasury stock, at cost	(13,178)	(13,258)	(13,829)	(14,828)	(15,941)
Accumulated other comprehensive income (loss)	18,563	16,036	18,072	10,397	12,309
Total MetLife, Inc.'s stockholders' equity	75,693	73,316	74,558	65,864	69,138
Noncontrolling interests	247	253	259	273	285
Total equity	75,940	73,569	74,817	66,137	69,423
Total liabilities and equity	$767,583	$780,492	$795,146	$769,814	$773,253

METLIFE SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021

Adjusted earnings before provision for income tax
U.S.
GROUP BENEFITS	$319	$502	$490	$119	$315
RETIREMENT AND INCOME SOLUTIONS	240	618	663	872	826
PROPERTY & CASUALTY (1)	101	19	138	—	—
TOTAL U.S.	$660	$1,139	$1,291	$991	$1,141
ASIA	361	662	694	868	741
LATIN AMERICA	188	63	17	53	131
EMEA	137	72	100	92	129
METLIFE HOLDINGS	19	314	533	776	672
CORPORATE & OTHER	(332)	(204)	(302)	(214)	(106)
Total adjusted earnings before provision for income tax	$1,033	$2,046	$2,333	$2,566	$2,708

Provision for income tax expense (benefit)
U.S.
GROUP BENEFITS	$71	$110	$107	$26	$67
RETIREMENT AND INCOME SOLUTIONS	48	128	137	181	172
PROPERTY & CASUALTY (1)	18	1	26	—	—
TOTAL U.S.	$137	$239	$270	$207	$239
ASIA	105	197	200	245	221
LATIN AMERICA	56	24	3	13	34
EMEA	21	20	19	21	35
METLIFE HOLDINGS	(1)	61	107	158	136
CORPORATE & OTHER	(120)	(132)	(138)	(111)	(81)
Total provision for income tax expense (benefit)	$198	$409	$461	$533	$584

Adjusted earnings available to common shareholders
U.S.
GROUP BENEFITS	$248	$392	$383	$93	$248
RETIREMENT AND INCOME SOLUTIONS	192	490	526	691	654
PROPERTY & CASUALTY (1)	83	18	112	—	—
TOTAL U.S.	$523	$900	$1,021	$784	$902
ASIA	256	465	494	623	520
LATIN AMERICA	132	39	14	40	97
EMEA	116	52	81	71	94
METLIFE HOLDINGS	20	253	426	618	536
CORPORATE & OTHER (2)	(289)	(131)	(198)	(171)	(60)
Total adjusted earnings available to common shareholders (2)	$758	$1,578	$1,838	$1,965	$2,089

(1)For the three months ended March 31, 2021, U.S. results exclude Property & Casualty, which was reported as divested business. MetLife subsequently completed the sale of the business and, therefore, Property & Casualty results are not reported for the three months ended June 30, 2021. See the Non-GAAP and Other Financial Disclosures section for further information on divested business.

(2)Includes impact of preferred stock dividends of $77 million, $59 million, $34 million, $68 million and $35 million for the three months ended June 30, 2020, September 30, 2020, December 31, 2020, March 31, 2021 and June 30, 2021, respectively.

METLIFE ADJUSTED RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY (1), (2)

ADJUSTED RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021

U.S.
GROUP BENEFITS	34.3%	54.1%	52.9%	12.8%	34.2%
RETIREMENT AND INCOME SOLUTIONS	12.4%	31.7%	34.0%	43.1%	40.8%
PROPERTY & CASUALTY (3)	16.7%	3.6%	22.5%	—	—
TOTAL U.S.	18.9%	32.5%	36.9%	33.7%	38.7%
ASIA	7.2%	13.0%	13.8%	17.0%	14.2%
LATIN AMERICA	17.2%	5.1%	1.8%	5.8%	14.1%
EMEA	16.3%	7.3%	11.3%	10.0%	13.2%
METLIFE HOLDINGS	0.8%	10.2%	17.2%	23.7%	20.6%

ADJUSTED RETURN ON ALLOCATED TANGIBLE EQUITY (4)
	For the Three Months Ended
Unaudited	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021

U.S.	21.8%	37.3%	42.4%	39.3%	45.1%
ASIA	10.9%	19.6%	20.9%	25.4%	21.3%
LATIN AMERICA	28.1%	8.3%	3.0%	9.1%	22.1%
EMEA	28.6%	12.9%	20.1%	17.1%	22.6%
METLIFE HOLDINGS	1.1%	11.4%	19.1%	26.0%	22.5%

(1) Annualized using quarter-to-date results.
(2) Allocated equity and allocated tangible equity are presented below:
	ALLOCATED EQUITY		ALLOCATED TANGIBLE EQUITY
Unaudited (In millions)	2020	2021	2020	2021
U.S.
GROUP BENEFITS	$2,896	$2,899
RETIREMENT AND INCOME SOLUTIONS	6,187	6,418
PROPERTY & CASUALTY (3)	1,991	—
TOTAL U.S.	$11,074	$9,317	$9,652	$8,116
ASIA	$14,313	$14,648	$9,490	$9,824
LATIN AMERICA	$3,074	$2,757	$1,876	$1,757
EMEA	$2,855	$2,844	$1,649	$1,683
METLIFE HOLDINGS	$9,893	$10,428	$9,022	$9,581

(3) For the three months ended March 31, 2021, U.S. results exclude Property & Casualty, which was reported as divested business. MetLife subsequently completed the sale of the business and, therefore, Property & Casualty results are not reported for the three months ended June 30, 2021. See the Non-GAAP and Other Financial Disclosures section for further information on divested business.

(4) Adjusted earnings available to common shareholders used to calculate the adjusted return on allocated tangible equity excludes the impact of amortization on VODA and VOCRA, net of income tax, as presented below:
	For the Three Months Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021
U.S.	$2	$1	$1	$14	$13
ASIA	$2	$1	$1	$1	$2
LATIN AMERICA	$—	$—	$—	$—	$—
EMEA	$2	$1	$2	$1	$1
METLIFE HOLDINGS	$4	$4	$4	$4	$4

U.S. (1) STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	June 30, 2021

Adjusted revenues
Premiums	$5,184	$6,333	$10,074	$5,699	$5,474	$10,858	$11,173
Universal life and investment-type product policy fees	268	263	264	297	282	543	579
Net investment income	1,425	1,827	1,885	2,010	1,998	3,191	4,008
Other revenues	240	237	240	396	380	480	776
Total adjusted revenues	7,117	8,660	12,463	8,402	8,134	15,072	16,536

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	5,038	6,108	9,728	6,142	5,739	10,473	11,881
Interest credited to policyholder account balances	412	381	371	359	359	870	718
Capitalization of DAC	(122)	(119)	(100)	(18)	(13)	(234)	(31)
Amortization of DAC and VOBA	115	123	114	16	8	234	24
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	2	1	1	2	4	3
Other expenses	1,012	1,026	1,058	911	898	2,078	1,809
Total adjusted expenses	6,457	7,521	11,172	7,411	6,993	13,425	14,404
Adjusted earnings before provision for income tax	660	1,139	1,291	991	1,141	1,647	2,132
Provision for income tax expense (benefit)	137	239	270	207	239	344	446
Adjusted earnings	523	900	1,021	784	902	1,303	1,686
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$523	$900	$1,021	$784	$902	$1,303	$1,686

Adjusted premiums, fees and other revenues	$5,692	$6,833	$10,578	$6,392	$6,136	$11,881	$12,528
Less: PRT	(6)	487	4,163	—	(14)	(15)	(14)
Adjusted premiums, fees and other revenues, excluding PRT	$5,698	$6,346	$6,415	$6,392	$6,150	$11,896	$12,542

(1)For the three months ended March 31, 2021, U.S. results exclude Property & Casualty, which was reported as divested business. MetLife subsequently completed the sale of the business and, therefore, Property & Casualty results are not reported for the three months ended June 30, 2021. U.S. results prior to the three months ended March 31, 2021 include Property & Casualty. See page 9 for further information on adjusted earnings available to common shareholders related to Property & Casualty and see the Non-GAAP and Other Financial Disclosures section for further information on divested business.

U.S. GROUP BENEFITS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	June 30, 2021

Adjusted revenues
Premiums	$3,989	$4,545	$4,659	$5,106	$5,085	$8,476	$10,191
Universal life and investment-type product policy fees	200	200	205	212	207	404	419
Net investment income	277	290	283	279	295	554	574
Other revenues	157	156	156	318	307	317	625
Total adjusted revenues	4,623	5,191	5,303	5,915	5,894	9,751	11,809

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	3,602	3,965	4,061	4,970	4,761	7,575	9,731
Interest credited to policyholder account balances	31	31	33	32	30	65	62
Capitalization of DAC	(6)	(5)	(5)	(5)	(5)	(13)	(10)
Amortization of DAC and VOBA	7	12	8	5	8	14	13
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	1	—	—	—	—	—
Other expenses	670	685	716	794	785	1,390	1,579
Total adjusted expenses	4,304	4,689	4,813	5,796	5,579	9,031	11,375
Adjusted earnings before provision for income tax	319	502	490	119	315	720	434
Provision for income tax expense (benefit)	71	110	107	26	67	160	93
Adjusted earnings	248	392	383	93	248	560	341
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$248	$392	$383	$93	$248	$560	$341

Adjusted premiums, fees and other revenues	$4,346	$4,901	$5,020	$5,636	$5,599	$9,197	$11,235

U.S. RETIREMENT AND INCOME SOLUTIONS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	June 30, 2021

Adjusted revenues
Premiums	$367	$885	$4,520	$593	$389	$642	$982
Universal life and investment-type product policy fees	68	63	59	85	75	139	160
Net investment income	1,126	1,484	1,546	1,731	1,703	2,570	3,434
Other revenues	76	76	86	78	73	147	151
Total adjusted revenues	1,637	2,508	6,211	2,487	2,240	3,498	4,727

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	909	1,428	5,086	1,172	978	1,779	2,150
Interest credited to policyholder account balances	381	350	338	327	329	805	656
Capitalization of DAC	(12)	(8)	(2)	(13)	(8)	(20)	(21)
Amortization of DAC and VOBA	5	7	5	11	—	13	11
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	1	1	1	2	4	3
Other expenses	112	112	120	117	113	225	230
Total adjusted expenses	1,397	1,890	5,548	1,615	1,414	2,806	3,029
Adjusted earnings before provision for income tax	240	618	663	872	826	692	1,698
Provision for income tax expense (benefit)	48	128	137	181	172	141	353
Adjusted earnings	192	490	526	691	654	551	1,345
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$192	$490	$526	$691	$654	$551	$1,345

Adjusted premiums, fees and other revenues	$511	$1,024	$4,665	$756	$537	$928	$1,293
Less: PRT	(6)	487	4,163	—	(14)	(15)	(14)
Adjusted premiums, fees and other revenues, excluding PRT	$517	$537	$502	$756	$551	$943	$1,307

U.S. GROUP BENEFITS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021
Balance, beginning of period	$18,935	$19,665	$20,024	$19,932	$19,694
Premiums and deposits	5,220	5,298	5,299	6,068	6,014
Surrenders and withdrawals	(537)	(565)	(571)	(642)	(700)
Benefit payments	(3,655)	(4,078)	(4,147)	(4,970)	(4,795)
Net flows	1,028	655	581	456	519
Net transfers from (to) separate accounts	5	6	4	2	2
Interest	130	131	134	123	123
Policy charges	(149)	(145)	(143)	(149)	(147)
Other	(284)	(288)	(668)	(670)	(408)
Balance, end of period	$19,665	$20,024	$19,932	$19,694	$19,783

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021
Balance, beginning of period	$793	$945	$1,003	$1,123	$1,161
Premiums and deposits	64	64	63	68	67
Surrenders and withdrawals	(12)	(17)	(13)	(18)	(18)
Benefit payments	(1)	(4)	(2)	(1)	(2)
Net flows	51	43	48	49	47
Investment performance	160	77	131	49	85
Net transfers from (to) general account	(5)	(6)	(4)	(2)	(2)
Policy charges	(55)	(56)	(55)	(57)	(58)
Other	1	—	—	(1)	—
Balance, end of period	$945	$1,003	$1,123	$1,161	$1,233

U.S. GROUP BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021

Direct and allocated expenses	$326	$332	$356	$405	$392
Pension, postretirement and postemployment benefit costs	4	4	4	(1)	7
Premium taxes, other taxes, and licenses & fees	89	93	87	70	83
Commissions and other variable expenses	251	256	269	320	303
Adjusted other expenses	$670	$685	$716	$794	$785

OTHER STATISTICAL INFORMATION (1)

	For the Three Months Ended
Unaudited (In millions, except ratios)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021

Group Life (2)
Adjusted premiums, fees and other revenues	$1,943	$1,915	$1,915	$2,088	$2,078
Mortality ratio	95.9%	89.6%	96.3%	106.3%	94.3%
Group Non-Medical Health (3)
Adjusted premiums, fees and other revenues	$1,376	$1,977	$2,079	$2,371	$2,341
Interest adjusted benefit ratio (4)	58.5%	67.4%	61.7%	71.1%	73.8%

(1) Results are derived from insurance and non-administrative services-only contracts.
(2) Excludes certain experience-rated contracts and includes accidental death and dismemberment.
(3) Includes dental, group and individual disability, accident & health, critical illness, vision and other health.
(4) Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

U.S. RETIREMENT AND INCOME SOLUTIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021
Balance, beginning of period	$124,174	$129,030	$132,376	$136,703	$134,056
Premiums and deposits	22,473	18,957	20,961	22,008	20,382
Surrenders and withdrawals	(20,125)	(18,536)	(17,176)	(19,926)	(19,759)
Benefit payments	(1,176)	(1,206)	(1,182)	(1,317)	(1,344)
Net flows	1,172	(785)	2,603	765	(721)
Net transfers from (to) separate accounts	—	—	17	—	8
Interest	988	953	946	946	938
Policy charges	(42)	(42)	(41)	(10)	(44)
Other	2,738	3,220	802	(4,348)	2,287
Balance, end of period	$129,030	$132,376	$136,703	$134,056	$136,524

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021
Balance, beginning of period	$76,838	$81,486	$83,887	$84,193	$82,183
Premiums and deposits	2,167	1,709	2,138	1,393	1,443
Surrenders and withdrawals (1)	(2,319)	(2,127)	(2,971)	(2,390)	(2,329)
Benefit payments	(24)	(25)	(24)	(22)	(64)
Net flows	(176)	(443)	(857)	(1,019)	(950)
Investment performance	3,618	1,447	2,069	(1,302)	2,167
Net transfers from (to) general account	—	—	(17)	—	(8)
Policy charges	(83)	(83)	(94)	(84)	(83)
Other	1,289	1,480	(795)	395	(877)
Balance, end of period	$81,486	$83,887	$84,193	$82,183	$82,432

SYNTHETIC GICS (2)

	For the Three Months Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021
Balance, beginning of period	$33,588	$34,921	$36,330	$38,646	$38,514
Premiums and deposits (1)	1,424	1,598	2,704	482	314
Surrenders and withdrawals	(318)	(417)	(621)	(829)	(1,251)
Net flows	1,106	1,181	2,083	(347)	(937)
Interest	227	228	233	215	196
Balance, end of period	$34,921	$36,330	$38,646	$38,514	$37,773

LONGEVITY REINSURANCE (3)

Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021
Balance, end of period	$317	$896	$3,894	$8,833	$9,502

(1)Includes $0, $616 million, $360 million, $86 million and $0 of transfers from separate account GICs to synthetic GICs at June 30, 2020, September 30, 2020, December 31,2020, March 31, 2021 and June 30, 2021, respectively. These transfers are reported as surrenders and withdrawals on the separate account liabilities table and premiums and deposits on the synthetic GICs table.

(2)A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments and is reported as a derivative. A key difference between a synthetic GIC and a traditional GIC is that the contractholder owns the assets underlying the synthetic GIC. The assets and corresponding contractholder account balance are not on MetLife, Inc.'s consolidated balance sheet, as they are for a traditional GIC. The contractholder account balance is reported at contract value in the table above.

(3)The contract value presented represents notional amounts based on the present value of fixed annuity premiums related to longevity reinsurance contracts associated with the UK pension risk transfer market.

U.S. RETIREMENT AND INCOME SOLUTIONS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021

Direct and allocated expenses	$56	$57	$60	$61	$58
Pension, postretirement and postemployment benefit costs	1	1	2	—	2
Premium taxes, other taxes, and licenses & fees	4	6	10	4	11
Commissions and other variable expenses	51	48	48	52	42
Adjusted other expenses	$112	$112	$120	$117	$113

SPREAD

	For the Three Months Ended
Unaudited	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021

Investment income yield excluding variable investment income yield	4.02%	3.99%	3.98%	3.77%	3.82%
Variable investment income yield	(0.60)%	0.58%	0.73%	1.46%	1.26%
Total investment income yield	3.42%	4.57%	4.71%	5.23%	5.08%
Average crediting rate	3.17%	3.01%	2.94%	2.89%	2.84%
Annualized general account spread	0.25%	1.56%	1.77%	2.34%	2.24%

Annualized general account spread excluding variable investment income yield	0.85%	0.98%	1.04%	0.88%	0.98%

ASIA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	June 30, 2021

Adjusted revenues
Premiums	$1,584	$1,654	$1,697	$1,685	$1,582	$3,220	$3,267
Universal life and investment-type product policy fees	420	595	447	458	436	850	894
Net investment income	767	1,088	1,146	1,264	1,158	1,704	2,422
Other revenues	14	16	17	18	19	28	37
Total adjusted revenues	2,785	3,353	3,307	3,425	3,195	5,802	6,620

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,255	1,291	1,346	1,297	1,233	2,576	2,530
Interest credited to policyholder account balances	447	470	472	489	496	892	985
Capitalization of DAC	(351)	(431)	(449)	(435)	(395)	(772)	(830)
Amortization of DAC and VOBA	284	506	310	314	296	599	610
Amortization of negative VOBA	(8)	(14)	(7)	(7)	(8)	(16)	(15)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	797	869	941	899	832	1,671	1,731
Total adjusted expenses	2,424	2,691	2,613	2,557	2,454	4,950	5,011
Adjusted earnings before provision for income tax	361	662	694	868	741	852	1,609
Provision for income tax expense (benefit)	105	197	200	245	221	246	466
Adjusted earnings	256	465	494	623	520	606	1,143
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$256	$465	$494	$623	$520	$606	$1,143

Adjusted premiums, fees and other revenues	$2,018	$2,265	$2,161	$2,161	$2,037	$4,098	$4,198

ASIA
ADJUSTED PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021

Adjusted premiums, fees and other revenues	$2,018	$2,265	$2,161	$2,161	$2,037

Adjusted premiums, fees and other revenues, on a constant currency basis	$2,040	$2,250	$2,102	$2,115	$2,037
Add: Operating joint ventures, on a constant currency basis (1), (2)	282	301	294	344	278
Adjusted premiums, fees and other revenues, including operating joint ventures, on a constant currency basis	$2,322	$2,551	$2,396	$2,459	$2,315

OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021

Direct and allocated expenses	$309	$313	$354	$318	$314
Pension, postretirement and postemployment benefit costs	24	24	35	23	22
Premium taxes, other taxes, and licenses & fees	34	42	41	46	45
Commissions and other variable expenses	430	490	511	512	451
Adjusted other expenses	$797	$869	$941	$899	$832
Adjusted other expenses, net of adjusted capitalization of DAC	$446	$438	$492	$464	$437

Adjusted other expenses on a constant currency basis	$799	$860	$910	$878	$832
Add: Operating joint ventures, on a constant currency basis (1), (2)	111	105	109	115	92
Adjusted other expenses, including operating joint ventures, on a constant currency basis	$910	$965	$1,019	$993	$924
Adjusted other expenses, including operating joint ventures, net of adjusted capitalization of DAC, on a constant currency basis	$524	$512	$556	$537	$506

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021

Japan:
Life	$101	$222	$150	$167	$163
Accident & Health	49	75	71	60	71
Annuities	30	38	72	92	76
Other	2	2	2	1	1
Total Japan	182	337	295	320	311
Other Asia	168	234	250	262	187
Total sales	$350	$571	$545	$582	$498

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021

Adjusted earnings available to common shareholders	$256	$465	$494	$623	$520
Adjusted earnings available to common shareholders, on a constant currency basis	$272	$469	$495	$619	$520

(1)Adjusted premiums, fees and other revenues as well as other expenses are reported as part of net investment income on the statements of adjusted earnings available to common shareholders for operating joint ventures.

(2)Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting.

ASIA

GENERAL ACCOUNT ASSETS UNDER MANAGEMENT AND RELATED MEASURES

Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021

GA AUM	$134,769	$139,445	$144,267	$137,258	$140,875
GA AUM (at amortized cost)	$121,429	$125,171	$129,661	$127,695	$129,411

GA AUM (at amortized cost), on a constant currency basis	$121,815	$123,425	$124,830	$127,270	$129,411
Add: Operating joint ventures, on a constant currency basis (1)	5,265	5,400	5,631	5,792	5,976
GA AUM (at amortized cost), including operating joint ventures, on a constant currency basis	$127,080	$128,825	$130,461	$133,062	$135,387

(1)Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting and reported in other invested assets, a component of total investments.

LATIN AMERICA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	June 30, 2021

Adjusted revenues
Premiums	$489	$529	$607	$595	$636	$1,129	$1,231
Universal life and investment-type product policy fees	238	225	261	270	287	508	557
Net investment income	260	221	293	299	308	478	607
Other revenues	10	7	10	10	11	21	21
Total adjusted revenues	997	982	1,171	1,174	1,242	2,136	2,416

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	449	575	772	761	724	1,059	1,485
Interest credited to policyholder account balances	56	52	62	59	60	126	119
Capitalization of DAC	(74)	(84)	(104)	(95)	(100)	(174)	(195)
Amortization of DAC and VOBA	70	62	70	60	83	144	143
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	1	1	1	1	2	2
Other expenses	307	313	353	335	343	652	678
Total adjusted expenses	809	919	1,154	1,121	1,111	1,809	2,232
Adjusted earnings before provision for income tax	188	63	17	53	131	327	184
Provision for income tax expense (benefit)	56	24	3	13	34	100	47
Adjusted earnings	132	39	14	40	97	227	137
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$132	$39	$14	$40	$97	$227	$137

Adjusted premiums, fees and other revenues	$737	$761	$878	$875	$934	$1,658	$1,809

LATIN AMERICA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021

Direct and allocated expenses	$119	$117	$125	$121	$120
Pension, postretirement and postemployment benefit costs	1	1	1	1	1
Premium taxes, other taxes, and licenses & fees	8	11	12	11	11
Commissions and other variable expenses	179	184	215	202	211
Adjusted other expenses	$307	$313	$353	$335	$343
Adjusted other expenses, net of adjusted capitalization of DAC	$233	$229	$249	$240	$243
Adjusted other expenses on a constant currency basis	$341	$335	$362	$339	$343
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$257	$244	$255	$243	$243

SALES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021

Mexico	$67	$76	$80	$92	$92
Chile	44	47	49	53	61
All other	32	42	45	41	69
Total sales	$143	$165	$174	$186	$222

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021

Adjusted premiums, fees and other revenues	$737	$761	$878	$875	$934
Adjusted earnings available to common shareholders	$132	$39	$14	$40	$97

Adjusted premiums, fees and other revenues, on a constant currency basis	$834	$824	$904	$887	$934
Adjusted earnings available to common shareholders, on a constant currency basis	$157	$46	$21	$41	$97

EMEA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	June 30, 2021

Adjusted revenues
Premiums	$557	$551	$583	$598	$621	$1,125	$1,219
Universal life and investment-type product policy fees	92	116	109	67	107	208	174
Net investment income	63	67	70	63	62	132	125
Other revenues	11	13	15	13	16	24	29
Total adjusted revenues	723	747	777	741	806	1,489	1,547

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	263	304	319	343	333	573	676
Interest credited to policyholder account balances	27	29	26	24	25	54	49
Capitalization of DAC	(115)	(122)	(124)	(127)	(122)	(245)	(249)
Amortization of DAC and VOBA	85	125	114	62	94	215	156
Amortization of negative VOBA	(2)	(1)	(3)	(2)	(2)	(4)	(4)
Interest expense on debt	—	—	1	—	—	—	—
Other expenses	328	340	344	349	349	660	698
Total adjusted expenses	586	675	677	649	677	1,253	1,326
Adjusted earnings before provision for income tax	137	72	100	92	129	236	221
Provision for income tax expense (benefit)	21	20	19	21	35	42	56
Adjusted earnings	116	52	81	71	94	194	165
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$116	$52	$81	$71	$94	$194	$165

Adjusted premiums, fees and other revenues	$660	$680	$707	$678	$744	$1,357	$1,422

EMEA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021

Direct and allocated expenses	$110	$119	$120	$112	$116
Pension, postretirement and postemployment benefit costs	2	1	4	1	2
Premium taxes, other taxes, and licenses & fees	8	7	5	8	6
Commissions and other variable expenses	208	213	215	228	225
Adjusted other expenses	$328	$340	$344	$349	$349
Adjusted other expenses, net of adjusted capitalization of DAC	$213	$218	$220	$222	$227
Adjusted other expenses on a constant currency basis	$344	$344	$348	$347	$349
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$223	$221	$223	$221	$227

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021

Adjusted premiums, fees and other revenues	$660	$680	$707	$678	$744
Adjusted earnings available to common shareholders	$116	$52	$81	$71	$94

Adjusted premiums, fees and other revenues, on a constant currency basis	$690	$691	$715	$673	$744
Adjusted earnings available to common shareholders, on a constant currency basis	$122	$53	$81	$70	$94
Total sales on a constant currency basis	$197	$208	$221	$263	$236

METLIFE HOLDINGS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	June 30, 2021

Adjusted revenues
Premiums	$889	$876	$931	$827	$839	$1,793	$1,666
Universal life and investment-type product policy fees	249	269	261	274	273	543	547
Net investment income	981	1,427	1,461	1,646	1,543	2,296	3,189
Other revenues	70	61	72	62	69	105	131
Total adjusted revenues	2,189	2,633	2,725	2,809	2,724	4,737	5,533

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,705	1,697	1,675	1,523	1,549	3,366	3,072
Interest credited to policyholder account balances	219	217	214	210	210	437	420
Capitalization of DAC	(5)	(5)	(24)	(8)	(9)	(10)	(17)
Amortization of DAC and VOBA	11	177	82	54	56	111	110
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	2	1	1	2	3	3
Other expenses	239	231	244	253	244	467	497
Total adjusted expenses	2,170	2,319	2,192	2,033	2,052	4,374	4,085
Adjusted earnings before provision for income tax	19	314	533	776	672	363	1,448
Provision for income tax expense (benefit)	(1)	61	107	158	136	66	294
Adjusted earnings	20	253	426	618	536	297	1,154
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$20	$253	$426	$618	$536	$297	$1,154

Adjusted premiums, fees and other revenues	$1,208	$1,206	$1,264	$1,163	$1,181	$2,441	$2,344

METLIFE HOLDINGS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

LIFE & OTHER (1)

	For the Three Months Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021
Balance, beginning of period	$81,458	$81,497	$83,021	$83,004	$81,446
Premiums and deposits (2), (3)	1,227	1,236	1,216	1,142	1,100
Surrenders and withdrawals	(554)	(607)	(567)	(529)	(538)
Benefit payments	(892)	(830)	(832)	(936)	(790)
Net flows	(219)	(201)	(183)	(323)	(228)
Net transfers from (to) separate accounts	31	5	12	2	9
Interest	833	836	836	831	834
Policy charges	(186)	(184)	(184)	(185)	(183)
Other	(420)	1,068	(498)	(1,883)	115
Balance, end of period	$81,497	$83,021	$83,004	$81,446	$81,993

ANNUITIES	For the Three Months Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021
Balance, beginning of period	$19,895	$19,538	$19,466	$19,029	$18,367
Premiums and deposits (2), (3)	107	91	111	107	91
Surrenders and withdrawals	(277)	(286)	(356)	(340)	(306)
Benefit payments	(158)	(149)	(158)	(171)	(150)
Net flows	(328)	(344)	(403)	(404)	(365)
Net transfers from (to) separate accounts	73	188	170	96	29
Interest	132	130	131	129	125
Policy charges	(4)	(4)	(4)	(4)	(4)
Other	(230)	(42)	(331)	(479)	118
Balance, end of period	$19,538	$19,466	$19,029	$18,367	$18,270

SEPARATE ACCOUNT LIABILITIES

LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021
Balance, beginning of period	$4,586	$5,583	$6,039	$6,848	$7,021
Premiums and deposits (3)	60	59	59	62	57
Surrenders and withdrawals	(38)	(51)	(55)	(68)	(67)
Benefit payments	(10)	(10)	(11)	(16)	(18)
Net flows	12	(2)	(7)	(22)	(28)
Investment performance	1,082	527	895	260	508
Net transfers from (to) general account	(31)	(5)	(12)	(2)	(9)
Policy charges	(65)	(65)	(66)	(66)	(66)
Other	(1)	1	(1)	3	(2)
Balance, end of period	$5,583	$6,039	$6,848	$7,021	$7,424

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021
Balance, beginning of period	$32,942	$36,852	$37,883	$40,825	$40,444
Premiums and deposits (3)	77	65	75	79	83
Surrenders and withdrawals	(641)	(812)	(942)	(1,062)	(1,094)
Benefit payments	(98)	(106)	(107)	(128)	(121)
Net flows	(662)	(853)	(974)	(1,111)	(1,132)
Investment performance	4,831	2,269	4,282	1,017	2,460
Net transfers from (to) general account	(73)	(188)	(170)	(96)	(29)
Policy charges	(185)	(197)	(196)	(190)	(200)
Other	(1)	—	—	(1)	—
Balance, end of period	$36,852	$37,883	$40,825	$40,444	$41,543

(1) Long-term care and Japan reinsurance are reported as part of "Other" within Life & Other.
(2) Includes premiums and deposits directed to the general account investment option of variable products.
(3) Includes company-sponsored internal exchanges.

METLIFE HOLDINGS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021

Direct and allocated expenses	$149	$155	$149	$166	$164
Pension, postretirement and postemployment benefit costs	3	3	3	—	4
Premium taxes, other taxes, and licenses & fees	17	17	25	14	18
Commissions and other variable expenses	70	56	67	73	58
Adjusted other expenses	$239	$231	$244	$253	$244

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions, except ratios)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021

Life (1)
Adjusted premiums, fees and other revenues	$817	$811	$843	$762	$766
Interest adjusted benefit ratio	59.1%	60.2%	59.6%	54.8%	47.1%

Lapse Ratio (2)
Traditional life	4.5%	4.3%	4.1%	4.0%	4.0%
Variable & universal life	3.9%	3.7%	3.5%	3.3%	3.3%
Fixed annuity	9.1%	8.5%	6.5%	6.6%	6.7%
Variable annuity	9.8%	9.2%	8.8%	8.5%	9.2%

(1) Represents the traditional life and variable & universal life components of Life & Other. Results are derived from insurance contracts.
(2) Lapse ratios are calculated based on the average of the most recent 12 months of experience.

CORPORATE & OTHER STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	June 30, 2021
Adjusted revenues
Premiums	$13	$(8)	$5	$58	$(20)	$25	$38
Universal life and investment-type product policy fees	1	1	1	—	1	1	1
Net investment income	(52)	58	20	12	48	(36)	60
Other revenues	72	82	106	86	109	156	195
Total adjusted revenues	34	133	132	156	138	146	294

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	3	(6)	(26)	40	(13)	29	27
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	(2)	(3)	(3)	(3)	(3)	(5)	(6)
Amortization of DAC and VOBA	3	2	2	2	3	4	5
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	228	224	226	224	223	445	447
Other expenses	134	120	235	107	34	270	141
Total adjusted expenses	366	337	434	370	244	743	614
Adjusted earnings before provision for income tax	(332)	(204)	(302)	(214)	(106)	(597)	(320)
Provision for income tax expense (benefit)	(120)	(132)	(138)	(111)	(81)	(286)	(192)
Adjusted earnings	(212)	(72)	(164)	(103)	(25)	(311)	(128)
Preferred stock dividends	77	59	34	68	35	109	103
Adjusted earnings available to common shareholders	$(289)	$(131)	$(198)	$(171)	$(60)	$(420)	$(231)

Adjusted premiums, fees and other revenues	$86	$75	$112	$144	$90	$182	$234

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	June 30, 2021

Business activities	$12	$30	$36	$29	$28	$30	$57
Net investment income	(50)	59	28	13	51	(33)	64
Interest expense on debt	(238)	(238)	(238)	(234)	(235)	(467)	(469)
Corporate initiatives and projects	(25)	(27)	(76)	(25)	(24)	(56)	(49)
Other	(31)	(28)	(52)	3	74	(71)	77
Provision for income tax (expense) benefit and other tax-related items	120	132	138	111	81	286	192
Preferred stock dividends	(77)	(59)	(34)	(68)	(35)	(109)	(103)
Adjusted earnings available to common shareholders	$(289)	$(131)	$(198)	$(171)	$(60)	$(420)	$(231)

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results.
	At or For the Three Months Ended (1)					At or For the Year Ended (1)
Unaudited (In millions, except yields)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	June 30, 2021
Fixed Maturity Securities
Yield	3.99%	3.87%	3.83%	3.72%	3.76%	3.91%	3.74%
Investment income (2), (3)	$2,885	$2,849	$2,883	$2,784	$2,785	$5,624	$5,569
Investment gains (losses)	146	113	31	(64)	6	150	(58)
Ending carrying value (4)	341,365	355,220	356,420	334,594	342,344	341,365	342,344
Mortgage Loans
Yield	4.20%	4.27%	4.25%	4.11%	4.29%	4.28%	4.20%
Investment income (3)	862	885	887	861	885	1,746	1,746
Investment gains (losses)	(80)	(5)	(65)	60	(2)	(143)	58
Ending carrying value	82,890	82,881	83,919	83,015	81,497	82,890	81,497
Real Estate and Real Estate Joint Ventures
Yield	0.62%	0.39%	2.30%	3.18%	3.65%	1.76%	3.42%
Investment income	18	11	68	95	109	99	204
Investment gains (losses)	2	1	3	48	368	3	416
Ending carrying value	11,524	11,643	11,933	12,007	11,901	11,524	11,901
Policy Loans
Yield	5.15%	5.15%	5.18%	5.14%	5.18%	5.19%	5.16%
Investment income	124	124	124	121	120	250	241
Ending carrying value	9,639	9,580	9,493	9,334	9,256	9,639	9,256
Equity Securities
Yield	4.12%	5.56%	4.19%	4.90%	4.30%	4.77%	4.62%
Investment income	11	15	10	11	9	25	20
Investment gains (losses)	72	2	73	75	55	(212)	130
Ending carrying value	1,105	1,111	1,079	1,063	1,001	1,105	1,001
Other Limited Partnership Interests
Yield (5)	(30.23)%	28.28%	31.63%	50.30%	36.58%	(7.06)%	43.04%
Investment income (5)	(605)	578	714	1,285	1,050	(282)	2,335
Investment gains (losses)	1	(4)	(16)	(5)	(8)	5	(13)
Ending carrying value (6)	7,794	8,569	9,470	10,961	11,980	7,794	11,980
Cash and Short-term Investments
Yield	1.35%	1.28%	1.01%	0.87%	0.72%	1.53%	0.79%
Investment income	38	34	24	21	21	82	42
Investment gains (losses)	(5)	(19)	(8)	4	2	(1)	6
Ending carrying value (7)	29,631	28,234	23,696	24,416	28,796	29,631	28,796
Other Invested Assets
Investment income	247	331	318	298	266	513	564
Investment gains (losses)	106	54	49	17	19	127	36
Ending carrying value	24,731	22,544	20,593	18,677	18,977	24,731	18,977
Total Investments
Investment income yield	3.40%	4.52%	4.63%	5.05%	4.85%	3.84%	4.95%
Investment fees and expenses yield	(0.12)%	(0.12)%	(0.14)%	(0.13)%	(0.12)%	(0.12)%	(0.13)%
Net Investment Income Yield	3.28%	4.40%	4.49%	4.92%	4.73%	3.72%	4.82%
Investment income	$3,580	$4,827	$5,028	$5,476	$5,245	$8,057	$10,721
Investment fees and expenses	(122)	(131)	(151)	(146)	(128)	(256)	(274)
Net investment income including divested businesses	3,458	4,696	4,877	5,330	5,117	7,801	10,447
Less: Net investment income from divested businesses	14	8	2	36	—	36	36
Adjusted Net Investment Income (8)	$3,444	$4,688	$4,875	$5,294	$5,117	$7,765	$10,411
Ending Carrying Value	$508,679	$519,782	$516,603	$494,067	$505,752	$508,679	$505,752
Investment Portfolio Gains (Losses) including divested businesses	$242	$142	$67	$135	$440	$(71)	$575
Less: Divested businesses	—	18	—	28	—	—	28
Investment Portfolio Gains (Losses) (9)	$242	$124	$67	$107	$440	$(71)	$547
Gross investment gains	677	289	338	372	656	1,113	1,028
Gross investment losses	(339)	(202)	(178)	(288)	(164)	(834)	(452)
Net credit loss (provision) release and (impairments)	(96)	37	(93)	23	(52)	(350)	(29)
Investment Portfolio Gains (Losses) (9)	242	124	67	107	440	(71)	547
Investment portfolio gains (losses) income tax (expense) benefit	(166)	(19)	15	(25)	(78)	(97)	(103)
Investment Portfolio Gains (Losses), Net of Income Tax	$76	$105	$82	$82	$362	$(168)	$444

Derivative gains (losses) including Divested businesses	$(896)	$(809)	$(1,820)	$(2,455)	$210	$3,172	$(2,245)
Less: Derivative gains (losses) from divested businesses	—	—	—	(1)	—	—	(1)
Derivative gains (losses) (9)	(896)	(809)	(1,820)	(2,454)	210	3,172	(2,244)
Derivative gains (losses) income tax (expense) benefit	195	165	390	599	(63)	(690)	536
Derivative Gains (Losses), Net of Income Tax	$(701)	$(644)	$(1,430)	$(1,855)	$147	$2,482	$(1,708)

See footnotes on Page 32.

INVESTMENTS
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION

		June 30, 2020		September 30, 2020		December 31, 2020		March 31, 2021		June 30, 2021
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$90,112	26.5%	$90,622	25.6%	$93,416	26.3%	$88,002	26.4%	$91,371	26.8%
Foreign corporate securities		62,817	18.5%	65,394	18.5%	69,408	19.5%	65,883	19.8%	65,605	19.2%
Foreign government securities		65,706	19.3%	68,611	19.4%	71,699	20.2%	67,137	20.2%	64,630	19.0%
U.S. government and agency securities		47,287	13.9%	51,644	14.6%	47,100	13.3%	41,402	12.4%	46,556	13.7%
Residential mortgage-backed securities		31,875	9.4%	33,454	9.5%	30,435	8.6%	29,302	8.8%	29,848	8.8%
Asset-backed securities		16,324	4.8%	17,355	4.9%	17,119	4.8%	16,217	4.9%	16,713	4.9%
Municipals		14,611	4.3%	14,958	4.2%	13,722	3.9%	13,212	4.0%	13,923	4.1%
Commercial mortgage-backed securities		11,273	3.3%	11,771	3.3%	11,910	3.4%	11,786	3.5%	12,049	3.5%
Fixed Maturity Securities Available-For-Sale		$340,005	100.0%	$353,809	100.0%	$354,809	100.0%	$332,941	100.0%	$340,695	100.0%

NAIC	NRSRO
DESIGNATION	RATING
1	Aaa / Aa / A	$243,645	71.7%	$255,171	72.1%	$250,013	70.5%	$231,570	69.6%	$237,231	69.6%
2	Baa	80,714	23.7%	82,519	23.3%	87,702	24.7%	84,467	25.4%	86,293	25.3%
3	Ba	11,250	3.3%	11,710	3.3%	12,812	3.6%	12,825	3.8%	12,978	3.8%
4	B	3,654	1.1%	3,672	1.1%	3,702	1.1%	3,397	1.0%	3,534	1.1%
5	Caa and lower	640	0.2%	721	0.2%	503	0.1%	633	0.2%	604	0.2%
6	In or near default	102	—%	16	—%	77	—%	49	—%	55	—%
Fixed Maturity Securities Available-For-Sale (10)		$340,005	100.0%	$353,809	100.0%	$354,809	100.0%	$332,941	100.0%	$340,695	100.0%

GROSS UNREALIZED GAINS AND LOSSES
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

Unaudited (In millions)		June 30, 2020		September 30, 2020		December 31, 2020		March 31, 2021		June 30, 2021

Gross unrealized gains		$40,479		$42,902		$45,519		$31,251		$35,681
Gross unrealized losses		3,170		2,114		1,440		2,973		1,989
Net Unrealized Gains (Losses)		$37,309		$40,788		$44,079		$28,278		$33,692

See footnotes on Page 32.

INVESTMENTS
SUMMARY OF MORTGAGE LOANS

Unaudited (In millions)	June 30, 2020		September 30, 2020		December 31, 2020		March 31, 2021		June 30, 2021

Commercial mortgage loans	$51,043		$51,448		$52,434		$52,300		$51,602
Agricultural mortgage loans	17,167		17,402		18,128		18,051		18,044
Residential mortgage loans	15,235		14,551		13,947		13,192		12,421
Mortgage Loans	83,445		83,401		84,509		83,543		82,067
Valuation allowances	(555)		(520)		(590)		(528)		(570)
Mortgage Loans, net	$82,890		$82,881		$83,919		$83,015		$81,497

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE

	June 30, 2020		September 30, 2020		December 31, 2020		March 31, 2021		June 30, 2021
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Non-U.S.	$9,542	18.7%	$9,828	19.1%	$10,581	20.2%	$10,507	20.1%	$10,227	19.8%
Pacific	10,275	20.1%	10,374	20.2%	10,235	19.5%	10,401	19.9%	10,161	19.7%
Middle Atlantic	8,257	16.2%	8,234	16.0%	8,233	15.7%	8,170	15.6%	8,115	15.7%
South Atlantic	6,513	12.8%	6,661	13.0%	7,217	13.8%	7,134	13.6%	7,186	13.9%
West South Central	3,945	7.7%	3,973	7.7%	3,887	7.4%	3,655	7.0%	3,636	7.0%
New England	1,719	3.4%	2,019	3.9%	2,126	4.0%	2,148	4.1%	2,214	4.3%
East North Central	2,443	4.8%	2,518	4.9%	2,494	4.8%	2,555	4.9%	2,197	4.3%
Mountain	1,755	3.4%	1,753	3.4%	1,777	3.4%	1,650	3.2%	1,903	3.7%
East South Central	482	1.0%	499	1.0%	700	1.3%	753	1.4%	781	1.5%
West North Central	633	1.2%	635	1.2%	609	1.2%	616	1.2%	649	1.3%
Multi-Region and Other	5,479	10.7%	4,954	9.6%	4,575	8.7%	4,711	9.0%	4,533	8.8%
Total	$51,043	100.0%	$51,448	100.0%	$52,434	100.0%	$52,300	100.0%	$51,602	100.0%

Office	$23,359	45.8%	$23,657	46.0%	$23,928	45.6%	$23,443	44.8%	$22,883	44.3%
Retail	8,906	17.4%	8,903	17.3%	8,911	17.0%	9,028	17.3%	8,960	17.4%
Apartment	8,639	16.9%	8,651	16.8%	8,764	16.7%	8,748	16.7%	8,699	16.9%
Industrial	4,431	8.7%	4,770	9.3%	5,365	10.2%	5,625	10.7%	5,437	10.5%
Hotel	3,333	6.5%	3,361	6.5%	3,377	6.5%	3,281	6.3%	3,187	6.2%
Other	2,375	4.7%	2,106	4.1%	2,089	4.0%	2,175	4.2%	2,436	4.7%
Total	$51,043	100.0%	$51,448	100.0%	$52,434	100.0%	$52,300	100.0%	$51,602	100.0%

INVESTMENTS FOOTNOTES

(1)We calculate yields using adjusted net investment income as a percent of average quarterly asset carrying values. Adjusted net investment income excludes recognized gains and losses, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-6 and presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs and contractholder-directed equity securities. In addition, average quarterly asset carrying values include invested assets reclassified to held-for-sale, while ending carrying values exclude invested assets reclassified to held-for-sale. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)Fixed maturity securities includes investment income related to fair value option securities of $114 million, $36 million, $68 million, $36 million and $50 million for the three months ended June 30, 2020, September 30, 2020, December 31, 2020, March 31, 2021 and June 30, 2021, respectively, and $36 million and $86 million for the year-to-date period ended June 30, 2020 and June 30, 2021, respectively.

(3)Investment income from fixed maturity securities and mortgage loans includes prepayment fees.
(4)The following table presents the components of total fixed maturity securities and a reconciliation to ending carrying value presented for fixed maturity securities.
	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021
Fixed maturity securities available-for-sale	$340,005	$353,809	$354,809	$332,941	$340,695
Contractholder-directed equity securities and fair value option securities	11,911	12,276	13,319	12,975	12,177
Total fixed maturity securities	351,916	366,085	368,128	345,916	352,872
Less: Contractholder-directed equity securities	10,548	10,865	11,708	11,322	10,528
Less: Effects of consolidating under GAAP certain VIEs that are treated as CSEs	3	—	—	—	—
Fixed maturity securities	$341,365	$355,220	$356,420	$334,594	$342,344

(5)Other limited partnership interests includes investment income related to private equity investments of ($607) million, $504 million, $705 million, $1,278 million and $1,045 million for the three months ended June 30, 2020, September 30, 2020, December 31, 2020, March 31, 2021 and June 30, 2021, respectively, and ($296) million and $2,323 million for the year-to-date period ended June 30, 2020 and June 30, 2021, respectively. The annualized yields for these periods were (32.66)%, 26.57%, 33.61%, 53.35%, 38.60%, (7.98)% and 45.52%, respectively.

(6)Other limited partnership interests includes ending carrying value related to private equity investments of $7,221 million, $7,942 million, $8,827 million, $10,321 million and $11,337 million at June 30, 2020, September 30, 2020, December 31, 2020, March 31, 2021 and June 30, 2021, respectively.

(7)Ending carrying value excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs of $3 million at June 30, 2020, September 30, 2020 and December 31, 2020, and less than $1 million at March 31, 2021 and June 30, 2021.

(8)Adjusted net investment income reflects the adjustments as presented on Page 5.
(9)Investment portfolio gains (losses) and Derivative gains (losses) reflect the non-GAAP adjustments as presented below:
	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	June 30, 2021
Net investment gains (losses)	$231	$(20)	$(33)	$134	$1,605	$(57)	$1,739
Less: Operating joint venture adjustments	—	—	(1)	—	—	—	—
Less: Change in estimated fair value of other limited partnership interests and real estate joint ventures	(13)	3	5	9	5	(12)	14
Less: Non-investment portfolio gains (losses)	2	(165)	(104)	(10)	1,160	26	1,150
Less: Divested businesses	—	18	—	28	—	—	28
Investment portfolio gains (losses)	$242	$124	$67	$107	$440	$(71)	$547

	For the Three Months Ended					For the Year-to-Date Period Ended
	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	June 30, 2021
Net derivative gains (losses)	$(710)	$(581)	$(1,561)	$(2,235)	$421	$3,491	$(1,814)
Less: Investment hedge adjustments	188	229	260	220	212	326	432
Less: Settlement of foreign currency earnings hedges	—	—	—	—	—	—	—
Less: PAB hedge adjustments	(2)	(1)	(1)	—	(1)	(7)	(1)
Less: Divested businesses	$—	$—	$—	$(1)	$—	$—	$(1)
Derivative gains (losses)	$(896)	$(809)	$(1,820)	$(2,454)	$210	$3,172	$(2,244)

(10)Amounts presented are based on ratings of NRSRO and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for certain mortgage-backed securities (non-agency residential mortgage-backed securities and commercial mortgage-backed securities). NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Over time, credit ratings can migrate, up or down, through the NRSRO continuous monitoring process. Amounts presented for certain mortgage-backed securities held by MetLife, Inc.'s insurance subsidiaries that maintain the NAIC statutory basis of accounting reflect designations based on revised NAIC methodologies. The NAIC's present methodology is to evaluate certain mortgage-backed securities held by insurers using revised NAIC methodologies on an annual basis. An internally developed designation is used until a final designation becomes available from the NAIC annual review. These revised NAIC designations may not correspond to NRSRO ratings.

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	June 30, 2021

Reconciliation to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.'s common shareholders	$68	$633	$124	$290	$3,366	$4,434	$3,656
Add: Preferred stock dividends	77	59	34	68	35	109	103
Add: Preferred stock redemption premium	—	14	—	—	6	—	6
Add: Net Income (loss) attributable to noncontrolling interests	5	3	—	5	5	8	10
Net income (loss)	150	709	158	363	3,412	$4,551	$3,775
Less: adjustments from net income (loss) to adjusted earnings:
Net investment gains (losses)	231	(20)	(33)	134	1,605	(57)	1,739
Net derivative gains (losses)	(710)	(581)	(1,561)	(2,235)	421	3,491	(1,814)
Premiums - Divested businesses	20	—	—	865	—	52	865
Universal life and investment-type product policy fees
Unearned revenue adjustments	5	2	8	—	12	23	12
GMIB fees	25	26	25	25	24	51	49
Divested businesses	1	—	—	—	—	3	—
Net investment income
Investment hedge adjustments	(188)	(229)	(260)	(220)	(212)	(326)	(432)
Operating joint venture adjustments	—	—	1	—	—	—	—
Unit-linked contract income	818	262	628	207	378	(322)	585
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	(1)	—	(6)	(3)	(3)	(5)	(6)
Divested businesses	14	8	2	36	—	36	36
Other revenues
Settlement of foreign currency earnings hedges	—	—	—	—	—	—	—
TSA fees	39	39	39	35	60	81	95
Divested businesses	—	—	—	11	—	—	11
Policyholder benefits and claims and policyholder dividends
PBC hedge adjustments	(9)	(9)	(10)	(9)	(8)	(18)	(17)
PDO adjustments	—	—	—	—	—	—	—
Inflation and pass-through adjustments	(106)	37	(53)	78	18	(154)	96
GMIB costs	(90)	(231)	(180)	(128)	(70)	51	(198)
Market value adjustments	(21)	(21)	(17)	(23)	(16)	(32)	(39)
Divested businesses	(18)	(13)	—	(582)	—	(42)	(582)
Interest credited to policyholder account balances
PAB hedge adjustments	2	1	1	—	1	7	1
Unit-linked contract costs	(796)	(266)	(612)	(210)	(366)	342	(576)
Divested businesses	(7)	(2)	—	—	—	(12)	—
Capitalization of DAC - Divested businesses	2	—	—	89	—	5	89
Amortization of DAC and VOBA
Related to NIGL and NDGL	6	(64)	(65)	3	(9)	(24)	(6)
Related to GMIB fees and GMIB costs	5	(7)	11	13	12	(8)	25
Related to market value adjustments	—	—	—	—	—	—	—
Divested businesses	(3)	—	—	(98)	—	(9)	(98)
Amortization of negative VOBA
Related to market value adjustments	—	—	—	—	—	—	—
Divested businesses	—	—	—	—	—	—	—
Interest expense on debt
Securitization entities debt expense	—	—	—	—	—	—	—
Divested businesses	—	—	—	(1)	—	—	(1)
Other expenses
Noncontrolling interests	7	4	2	6	6	10	12
Regulatory implementation costs	—	(6)	(12)	3	(6)	(2)	(3)
Acquisition, integration and other costs	—	(7)	(29)	(4)	(4)	(6)	(8)
TSA fees	(39)	(39)	(39)	(35)	(60)	(81)	(95)
Divested businesses	(23)	(7)	(9)	(232)	(4)	(42)	(236)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	151	195	455	605	(491)	(777)	114
Adjusted earnings	835	1,637	1,872	2,033	2,124	2,316	4,157
Less: Preferred stock dividends	77	59	34	68	35	109	103
Adjusted earnings available to common shareholders	$758	$1,578	$1,838	$1,965	$2,089	$2,207	$4,054

APPENDIX METLIFE NOTABLE ITEMS (1)

METLIFE TOTAL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	June 30, 2021
Actuarial assumption review and other insurance adjustments	$—	$(203)	$—	$—	$—	$—	$—
Litigation reserves and settlement costs	—	—	—	—	66	—	66
Total notable items	$—	$(203)	$—	$—	$66	$—	$66

ASIA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	June 30, 2021
Actuarial assumption review and other insurance adjustments	$—	$(28)	$—	$—	$—	$—	$—
Total notable items	$—	$(28)	$—	$—	$—	$—	$—

LATIN AMERICA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	June 30, 2021
Actuarial assumption review and other insurance adjustments	$—	$(9)	$—	$—	$—	$—	$—
Total notable items	$—	$(9)	$—	$—	$—	$—	$—

EMEA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	June 30, 2021
Actuarial assumption review and other insurance adjustments	$—	$(31)	$—	$—	$—	$—	$—
Total notable items	$—	$(31)	$—	$—	$—	$—	$—

METLIFE HOLDINGS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	June 30, 2021
Actuarial assumption review and other insurance adjustments	$—	$(135)	$—	$—	$—	$—	$—
Total notable items	$—	$(135)	$—	$—	$—	$—	$—

CORPORATE & OTHER
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	June 30, 2020	June 30, 2021
Litigation reserves and settlement costs	$—	$—	$—	$—	$66	$—	$66
Total notable items	$—	$—	$—	$—	$66	$—	$66

(1)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021

Total MetLife, Inc.'s stockholders' equity	$75,693	$73,316	$74,558	$65,864	$69,138
Less: Preferred stock	4,312	4,312	4,312	4,312	3,818
MetLife, Inc.'s common stockholders' equity	71,381	69,004	70,246	61,552	65,320
Less: Net unrealized investment gains (losses), net of income tax	25,913	22,869	23,730	16,712	18,608
Defined benefit plans adjustment, net of income tax	(1,968)	(1,954)	(1,863)	(1,848)	(1,836)
Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	$47,436	$48,089	$48,379	$46,688	$48,548
Less: Goodwill, net of income tax	8,910	9,021	10,090	9,571	9,398
VODA and VOCRA, net of income tax	264	253	844	807	779
Total MetLife, Inc.'s tangible common stockholders' equity	$38,262	$38,815	$37,445	$36,310	$38,371

Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021

Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	$47,436	$48,089	$48,379	$46,688	$48,548
Less: Accumulated year-to-date total notable items (2)	—	(203)	(203)	—	66
Total MetLife, Inc.'s common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	$47,436	$48,292	$48,582	$46,688	$48,482

Unaudited (In millions, except per share data)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021

Book value per common share	$78.65	$76.20	$78.67	$70.08	$75.86
Less: Net unrealized investment gains (losses), net of income tax	28.55	25.26	26.58	19.02	21.61
Defined benefit plans adjustment, net of income tax	(2.17)	(2.16)	(2.09)	(2.10)	(2.13)
Book value per common share, excluding AOCI other than FCTA	$52.27	$53.10	$54.18	$53.16	$56.38
Less: Goodwill, net of income tax	9.82	9.96	11.29	10.90	10.92
VODA and VOCRA, net of income tax	0.29	0.28	0.95	0.92	0.90
Book value per common share - tangible common stockholders' equity	$42.16	$42.86	$41.94	$41.34	$44.56

Common shares outstanding, end of period	907.6	905.6	892.9	878.3	861.1

	For the Three Months Ended (1)
Unaudited (In millions, except ratios)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021

Return on MetLife, Inc.'s:
Common stockholders' equity	0.4%	3.6%	0.7%	1.8%	21.2%

Adjusted return on MetLife, Inc.'s:
Common stockholders' equity	4.4%	9.0%	10.6%	11.9%	13.2%
Common stockholders' equity, excluding AOCI other than FCTA	6.4%	13.2%	15.2%	16.5%	17.5%
Common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	6.4%	14.9%	15.2%	16.5%	17.0%
Tangible common stockholders' equity (3)	8.0%	16.5%	19.4%	21.5%	22.6%

Average common stockholders' equity	$68,645	$70,193	$69,625	$65,899	$63,436
Average common stockholders' equity, excluding AOCI other than FCTA	$47,481	$47,763	$48,234	$47,534	$47,618
Average common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	$47,481	$47,864	$48,437	$47,534	$47,585
Average tangible common stockholders' equity	$38,342	$38,539	$38,130	$36,878	$37,341

(1) Annualized using quarter-to-date results.

(2)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

(3)Adjusted earnings available to common shareholders used to calculate the adjusted return on tangible common stockholders' equity excludes the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended June 30, 2020, September 30, 2020, December 31, 2020, March 31, 2021 and June 30, 2021 of $10 million, $7 million, $8 million, $20 million and $20 million, respectively.

APPENDIX METLIFE ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, OTHER EXPENSES AND ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021
U.S. (1)	$5,692	$6,833	$10,578	$6,392	$6,136
ASIA	2,040	2,250	2,102	2,115	2,037
LATIN AMERICA	834	824	904	887	934
EMEA	690	691	715	673	744
METLIFE HOLDINGS (1)	1,208	1,206	1,264	1,163	1,181
CORPORATE & OTHER (1)	86	75	112	144	90
Adjusted premiums, fees and other revenues, on a constant currency basis	$10,550	$11,879	$15,675	$11,374	$11,122
Adjusted premiums, fees and other revenues	$10,401	$11,820	$15,700	$11,413	$11,122

ASIA (including operating joint ventures) (2), (3)	$2,322	$2,551	$2,396	$2,459	$2,315

OTHER EXPENSES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021
U.S. (1)	$1,012	$1,026	$1,058	$911	$898
ASIA	799	860	910	878	832
LATIN AMERICA	341	335	362	339	343
EMEA	344	344	348	347	349
METLIFE HOLDINGS (1)	239	231	244	253	244
CORPORATE & OTHER (1)	134	120	235	107	34
Adjusted other expenses on a constant currency basis	$2,869	$2,916	$3,157	$2,835	$2,700
Adjusted other expenses	$2,817	$2,899	$3,175	$2,854	$2,700

ASIA (including operating joint ventures) (2), (3)	$910	$965	$1,019	$993	$924

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021
U.S. (1)	$523	$900	$1,021	$784	$902
ASIA	272	469	495	619	520
LATIN AMERICA	157	46	21	41	97
EMEA	122	53	81	70	94
METLIFE HOLDINGS (1)	20	253	426	618	536
CORPORATE & OTHER (1)	(289)	(131)	(198)	(171)	(60)
Adjusted earnings available to common shareholders on a constant currency basis	$805	$1,590	$1,846	$1,961	$2,089
Adjusted earnings available to common shareholders	$758	$1,578	$1,838	$1,965	$2,089

(1) Amounts on a reported basis, as constant currency impact is not significant.
(2) Adjusted premiums, fees and other revenues as well as other expenses are reported as part of net investment income on the statements of adjusted earnings available to common shareholders on Page 18 for operating joint ventures.
(3) Includes MetLife, Inc.'s percentage interest in operating joint ventures of: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, which are consolidated using the equity method of accounting.

METLIFE
NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of our business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	total adjusted revenues	(i)	total revenues
(ii)	total adjusted expenses	(ii)	total expenses
(iii)	adjusted premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	adjusted premiums, fees & other revenues, excluding PRT	(iv)	premiums, fees and other revenues
(v)	adjusted net investment income	(v)	net investment income
(vi)	adjusted earnings	(vi)	net income (loss)
(vii)	adjusted earnings available to common shareholders	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders
(viii)	adjusted earnings available to common shareholders, excluding total notable items	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders
(ix)	adjusted earnings available to common shareholders per diluted common share	(ix)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(x)	adjusted earnings available to common shareholders, excluding total notable items, per diluted common share	(x)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(xi)	adjusted return on equity	(xi)	return on equity
(xii)	adjusted return on equity, excluding AOCI other than FCTA	(xii)	return on equity
(xiii)	adjusted return on equity, excluding total notable items (excludes AOCI other than FCTA)	(xiii)	return on equity
(xiv)	adjusted tangible return on equity	(xiv)	return on equity
(xv)	investment portfolio gains (losses)	(xv)	net investment gains (losses)
(xvi)	derivative gains (losses)	(xvi)	net derivative gains (losses)
(xvii)	adjusted capitalization of DAC	(xvii)	capitalization of DAC
(xviii)	total MetLife, Inc.’s tangible common stockholders’ equity	(xviii)	total MetLife, Inc.’s stockholders’ equity
(xix)	total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	(xix)	total MetLife, Inc.’s stockholders’ equity
(xx)	total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA)	(xx)	total MetLife, Inc.’s stockholders’ equity
(xxi)	book value per common share, excluding AOCI other than FCTA	(xxi)	book value per common share
(xxii)	book value per common share - tangible common stockholders' equity	(xxii)	book value per common share
(xxiii)	adjusted other expenses	(xxiii)	other expenses
(xxiv)	adjusted other expenses, net of adjusted capitalization of DAC	(xxiv)	other expenses, net of capitalization of DAC
(xxv)	adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses	(xxv)	other expenses, net of capitalization of DAC
(xxvi)	adjusted expense ratio	(xxvi)	expense ratio
(xxvii)	adjusted expense ratio, excluding total notable items related to other adjusted expenses and PRT	(xxvii)	expense ratio
(xxviii)	direct expenses	(xxviii)	other expenses
(xxix)	direct expenses, excluding total notable items related to direct expenses	(xxix)	other expenses
(xxx)	direct expense ratio	(xxx)	expense ratio
(xxxi)	direct expense ratio, excluding total notable items related to direct expenses and PRT	(xxxi)	expense ratio

Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the most recent period. As a result, comparable prior period amounts are updated each period to reflect the most recent period average foreign currency exchange rates.

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this QFS and in this period’s earnings news release, which is available at www.metlife.com.

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Our definitions of non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies: Adjusted earnings and related measures
•	adjusted earnings;
•	adjusted earnings available to common shareholders;
•	adjusted earnings available to common shareholders, excluding total notable items;
•	adjusted earnings available to common shareholders per diluted common share;
•	adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and
•	adjusted earnings available to common shareholders on a constant currency basis.

These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings and components of, or other financial measures based on, adjusted earnings are also MetLife’s GAAP measures of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results.

Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.

Adjusted revenues and adjusted expenses
These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP (“Divested businesses”). Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes NIGL and NDGL. Adjusted expenses also excludes goodwill impairments.

The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:
•	Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity GMIB fees (“GMIB fees”);
•	Net investment income: (i) includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Operating joint venture adjustments”), (iii) excludes certain amounts related to contractholder-directed equity securities (“Unit-linked contract income”), (iv) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities income”), and (v) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in NIGL under GAAP ("Certain partnership distributions"); and
•	Other revenues is adjusted for settlements of foreign currency earnings hedges and excludes fees received in association with services provided under transition service agreements ("TSA fees").

The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:
•	Policyholder benefits and claims and policyholder dividends excludes: (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits ("PBC hedge adjustments"), (ii) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (iii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments (“Inflation and pass-through adjustments”), (iv) benefits and hedging costs related to GMIBs (“GMIB costs”), and (v) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);
•	Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes certain amounts related to net investment income earned on contractholder-directed equity securities (“Unit-linked contract costs”);
•	Amortization of DAC and VOBA excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;
•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•	Other expenses excludes: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements costs (“Regulatory implementation costs”) and (iii) acquisition, integration and other costs. Other expenses includes TSA fees.

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

In addition, adjusted earnings available to common shareholders excludes the impact of preferred stock redemption premium. which is reported as a reduction to net income (loss) available to MetLife, Inc.’s common shareholders.

Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses and goodwill impairment, as well as investment portfolio gains (losses) of divested businesses. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Return on equity, allocated equity, tangible equity and related measures
•	Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.
•	Total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), defined benefit plans adjustment components of AOCI and total notable items, net of income tax.
•	Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): adjusted earnings available to common shareholders, excluding total notable items, divided by MetLife, Inc.'s average common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA).
•	Allocated equity: portion of MetLife, Inc.’s common stockholders’ equity that management allocates to each of its segments and sub-segments based on local capital requirements and economic capital. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. MetLife management periodically reviews this model to ensure that it remains consistent with emerging industry practice standards and the local capital requirements; allocated equity may be adjusted if warranted by such review. Allocated equity excludes the impact of AOCI other than FCTA.
•	Adjusted return on allocated equity: adjusted earnings available to common shareholders divided by allocated equity.

The above measures represent a level of equity consistent with the view that, in the ordinary course of business, we do not plan to sell most investments for the sole purpose of realizing gains or losses. Also, refer to the utilization of adjusted earnings and components of, or other financial measures based on, adjusted earnings mentioned above.

•	Total MetLife, Inc.’s tangible common stockholders’ equity or tangible equity: Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA, reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.
•	Adjusted return on MetLife, Inc.’s tangible common stockholders’ equity: adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.
•	Allocated tangible equity: Allocated equity reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.
•	Adjusted return on allocated tangible equity: adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.
The above measures are, when considered in conjunction with regulatory capital ratios, a measure of capital adequacy.

Expense ratio, direct expense ratio, adjusted expense ratio and related measures
•	Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues.
•	Direct expense ratio: adjusted direct expenses divided by adjusted premiums, fees and other revenues.
•	Direct expense ratio, excluding total notable items related to direct expenses and PRT: adjusted direct expenses, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.
•	Adjusted expense ratio: adjusted other expenses, net of adjusted capitalization of DAC, divided by adjusted premiums, fees and other revenues.
•	Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT: adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

General account assets under management and related measures

GA AUM is used by MetLife to describe assets in its GA investment portfolio which are actively managed and stated at estimated fair value. GA AUM is comprised of GA total investments and cash and cash equivalents, excluding policy loans, contractholder-directed equity securities, fair value option securities and certain other invested assets, as substantially all of these assets are not actively managed in MetLife’s GA investment portfolio. Mortgage loans (including commercial, agricultural and residential) and real estate and real estate joint ventures included in GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. At the segment level, intersegment balances (intercompany activity, primarily related to investments in subsidiaries, that eliminate at the MetLife consolidated level) are excluded from GA AUM.

GA AUM (at amortized cost) excludes the following adjustments: (i) unrealized gain (loss) on investments carried at estimated fair value and (ii) adjustments from carrying value to estimated fair value on mortgage loans (including commercial, agricultural and residential) and real estate and real estate joint ventures. GA AUM (at amortized cost) is presented net of related allowance for credit loss.

Other items
The following additional information is relevant to an understanding of our performance results:
•	Statistical sales information for Latin America, Asia and EMEA: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

METLIFE ACRONYMS

AOCI	Accumulated other comprehensive income (loss)
CSE	Consolidated securitization entity
DAC	Deferred policy acquisition costs
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
GA	General account
GA AUM	General account assets under management
GAAP	Accounting principles generally accepted in the United States of America
GICs	Guaranteed interest contracts
GMIB	Guaranteed minimum income benefits
NAIC	National Association of Insurance Commissioners
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
NRSRO	Nationally Recognized Statistical Rating Organizations
PAB	Policyholder account balances
PBC	Policyholder benefits and claims
PDO	Policyholder dividend obligation
PRT	Pension risk transfers
QFS	Quarterly financial supplement
TSA	Transition service agreement
VIE	Variable interest entity
VOBA	Value of business acquired
VOCRA	Value of customer relationships acquired
VODA	Value of distribution agreements